EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, the undersigned's attorneys-in-fact and agents with full power of substitution, to execute for the undersigned and in her behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and resale from time to time of shares of the common stock of Avnet, Inc. which are issued pursuant to the Share Purchase Agreement between SEI Investments B.V. and Avnet, Inc., and to file the same, and all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and/or either of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of December, 1999.



                                            /s/Eleanor Baum
                                            ---------------
                                            Eleanor Baum

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, the undersigned's attorneys-in-fact and agents with full power of substitution, to execute for the undersigned and in her behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and resale from time to time of shares of the common stock of Avnet, Inc. which are issued pursuant to the Share Purchase Agreement between SEI Investments B.V. and Avnet, Inc., and to file the same, and all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and/or either of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of December, 1999.



                                            /s/J. Veronica Biggins
                                            ----------------------
                                            J. Veronica Biggins

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, the undersigned's attorneys-in-fact and agents with full power of substitution, to execute for the undersigned and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and resale from time to time of shares of the common stock of Avnet, Inc. which are issued pursuant to the Share Purchase Agreement between SEI Investments B.V. and Avnet, Inc., and to file the same, and all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and/or either of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of December, 1999.



                                            /s/Joseph F. Caligiuri
                                            ----------------------
                                            Joseph F. Caligiuri

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, the undersigned's attorneys-in-fact and agents with full power of substitution, to execute for the undersigned and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and resale from time to time of shares of the common stock of Avnet, Inc. which are issued pursuant to the Share Purchase Agreement between SEI Investments B.V. and Avnet, Inc., and to file the same, and all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and/or either of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of December, 1999.



                                            /s/Lawrence W. Clarkson
                                            -----------------------
                                            Lawrence W. Clarkson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, the undersigned's attorneys-in-fact and agents with full power of substitution, to execute for the undersigned and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and resale from time to time of shares of the common stock of Avnet, Inc. which are issued pursuant to the Share Purchase Agreement between SEI Investments B.V. and Avnet, Inc., and to file the same, and all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and/or either of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of December, 1999.



                                            /s/Ehud Houminer
                                            ----------------
                                            Ehud Houminer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, the undersigned's attorneys-in-fact and agents with full power of substitution, to execute for the undersigned and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and resale from time to time of shares of the common stock of Avnet, Inc. which are issued pursuant to the Share Purchase Agreement between SEI Investments B.V. and Avnet, Inc., and to file the same, and all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and/or either of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of December, 1999.



                                            /s/James A. Lawrence
                                            --------------------
                                            James A. Lawrence

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, the undersigned's attorneys-in-fact and agents with full power of substitution, to execute for the undersigned and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and resale from time to time of shares of the common stock of Avnet, Inc. which are issued pursuant to the Share Purchase Agreement between SEI Investments B.V. and Avnet, Inc., and to file the same, and all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and/or either of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of December, 1999.



                                            /s/Salvatore J. Nuzzo
                                            ---------------------
                                            Salvatore J. Nuzzo

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, the undersigned's attorneys-in-fact and agents with full power of substitution, to execute for the undersigned and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and resale from time to time of shares of the common stock of Avnet, Inc. which are issued pursuant to the Share Purchase Agreement between SEI Investments B.V. and Avnet, Inc., and to file the same, and all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and/or either of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of December, 1999.



                                            /s/Frederic Salerno
                                            -------------------
                                            Frederic Salerno

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and each of them, the undersigned's attorneys-in-fact and agents with full power of substitution, to execute for the undersigned and in his behalf in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and resale from time to time of shares of the common stock of Avnet, Inc. which are issued pursuant to the Share Purchase Agreement between SEI Investments B.V. and Avnet, Inc., and to file the same, and all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and/or either of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of December, 1999.



                                            /s/Frederick S. Wood
                                            --------------------
                                            Frederick S. Wood